AMENDMENT TO PARTICIPATION AGREEMENT
                                      AMONG
                           WELLS FARGO VARIABLE TRUST,
                       WELLS FARGO FUNDS DISTRIBUTOR, LLC
                          INVIVA SECURITIES CORPORATION
                                       and
                    JEFFERSON NATIONAL LIFE INSURANCE COMPANY

          For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the April 8, 2005 Participation Agreement, as amended (the "Agreement"), among Wells Fargo Variable Trust, Wells Fargo Funds Distributor, LLC, Inviva Securities Corporation and Jefferson National Life Insurance Company as follows:

          1. Schedule 1 thereto is hereby deleted in its entirety and replaced with Schedule 1 attached hereto.

          2. All other terms of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of May 1, 2006

                       WELLS FARGO VARIABLE TRUST

                       By: /s/
                          --------------------------------
                       Name:
                       Title:


                       WELLS FARGO FUNDS DISTRIBUTOR, LLC

                       By: /s/
                          --------------------------------
                       Name
                       Title

                       INVIVA SECURITIES CORPORATION

                       By: /s/
                          --------------------------------
                       Name:  Craig A. Hawley
                       Title:  President


                       JEFFERSON NATIONAL LIFE INSURANCE
                       COMPANY

                       By: /s/
                          --------------------------------
                       Name: Craig A. Hawley
                       Title: General Counsel & Secretary

                                   SCHEDULE 1

                       Registered Accounts of the Company
                             Investing in the Trust

Effective as of the date the Agreement was executed, the following separate accounts of the Company are subject to the Agreement:

============================================= ============================= ==================== =========================
                                                  Date Established by          SEC 1940 Act          Type of Product
              Name of Account                    Board of Directors of         Registration            Supported by
                                                      the Company                 Number                 Account
============================================= ============================= ==================== =========================
Jefferson National Life Annuity                                                                      Annuity
Account C
Jefferson National Life Annuity                                                                      Annuity
Account E
Jefferson National Life Annuity                                                                      Annuity
Account G
Jefferson National Life Annuity                                                                      Annuity
Account H
Jefferson National Life Annuity                                                                      Annuity
Account I
Jefferson National Life Annuity                                                                      Annuity
Account J
Jefferson National Life Annuity                                                                      Annuity
Account K
Jefferson National Life Advisor                                                                      Annuity
Variable Annuity Account
Jefferson National Life Separate                                                                     Variable Universal
Account L                                                                                            Life
--------------------------------------------- ----------------------------- -------------------- -------------------------

--------------------------------------------- ----------------------------- -------------------- -------------------------

============================================= ============================= ==================== =========================

                              Classes of Contracts
                         Supported by Separate Accounts
                              Listed on Schedule 1

Effective as of the date the Agreement was executed, the following classes of Contracts are subject to the Agreement:

============================================= ========================== ========================= ====================

               Marketing Name                       SEC 1933 Act             Contract Form          Annuity or Life
                                                  Registration Number          Number
============================================= ========================== ========================= ====================
Advantage                                                                    22-4061                   Annuity
Advantage Plus                                                               CVIC-2000                 Annuity
Advantage Strategy                                                           CVIC-2004                 Annuity
Maxiflex Individual                                                          22-4025                   Annuity
Maxiflex Group                                                               32-4000C                  Annuity
Monument                                                                     22-4056                   Annuity
Achievement                                                                  22-4047                   Annuity
Educator                                                                     22-4048                   Annuity
Advantage Reward                                                             JNL-2100                  Annuity
Advantage Reward 2Plus2                                                      JNL-2200                  Annuity
Monument Advisor                                                             JNL-2300                  Annuity
Monument Advisor                                                             JNL-2300-1                Annuity
VUL                                                                          CVIC-1001                 Life
--------------------------------------------- -------------------------- ------------------------- --------------------

--------------------------------------------- -------------------------- ------------------------- --------------------

============================================= ========================== ========================= ====================